UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 9, 2017

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road
Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01              Regulation FD Disclosure

On August 7, 2017, 2U, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2017 (the “Release”), and furnished the Release as Exhibit 99.1 to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 7, 2017.

In its financial guidance for the third quarter and full year of 2017 contained in the Release, the Company included $1.7 million and $3.4 million, respectively, of amortization on acquired assets in its Adjusted Net Loss and Adjusted Net Loss Per Share calculations, which amounts should have been excluded in accordance with the Company’s definitions of Adjusted Net Loss and Adjusted Net Loss Per Share. As a result, the Company is restating its Adjusted Net Loss and Adjusted Net Loss Per Share guidance as follows:

	3Q 2017	FY 2017
(in millions, except per share amounts)
Adjusted Net Loss	$(8.2) - $(7.8)	$(5.7) - $(4.8)
Adjusted Net Loss per Share	$(0.17) -$(0.16)	$(0.12) - $(0.10)
Weighted-Average Shares of Common Stock Outstanding, Basic and Diluted	48.0	47.8

For convenience, the Company is providing below the following full financial guidance for the third quarter and full year of 2017, reflecting the revisions to Adjusted Net Loss and Adjusted Net Loss Per Share described above:

	3Q 2017	FY 2017
(in millions, except per share amounts)
Revenue	$68.8 - $69.8	$282.7 - $285.7
Net Loss	$(16.3) - $(15.8)	$(32.1) - $(31.0)
Net Loss per Share, Basic and Diluted	$(0.34) - $(0.33)	$(0.67) – $(0.65)
Adjusted Net Loss	$(8.2) - $(7.8)	$(5.7) - $(4.8)
Adjusted Net Loss per Share	$(0.17) -$(0.16)	$(0.12) - $(0.10)
Weighted-Average Shares of Common Stock Outstanding, Basic and Diluted	48.0	47.8
Adjusted EBITDA (Loss)	$(4.1) - $(3.7)	$10.3 – $11.2
Stock-Based Compensation Expense	$6.2 - $6.3	$21.8 - $22.0

Non-GAAP Measures

To supplement the Company’s consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), we use adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss) and adjusted net income (loss) per share, which are non-GAAP financial measures.

We define adjusted EBITDA as net income or net loss, as applicable, before net interest income (expense), taxes, depreciation and amortization, foreign currency gains or losses, acquisition-related gains or losses and stock-based compensation expense. Some or all of these items may not be applicable in any given reporting period. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.

We define adjusted net income (loss) as net income or net loss, as applicable, before foreign currency gains or losses, acquisition-related gains or losses and stock-based compensation expense. Some or all of these items may not be applicable in any given reporting period. Adjusted net income (loss) per share is calculated as adjusted net income (loss) divided by diluted weighted-average shares of common stock outstanding for periods which result in adjusted net income, and basic weighted-average shares outstanding for periods which result in an adjusted net loss.

The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in the Company’s financial statements. These non-GAAP measures are key metrics Company management uses to compare the Company’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. These measures also provide useful information to investors and analysts relating to 2U’s financial condition and results of operations. These financial measures are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. In addition, these financial measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes.

For more information on 2U’s non-GAAP financial measures and reconciliations of such measures to the nearest GAAP measures, see the reconciliation table below under the heading “Reconciliation of Non-GAAP Measures.” 2U urges investors to review these reconciliations and not to rely on any single financial measure to evaluate the Company’s business.

Cautionary Language Concerning Forward-Looking Statements

This report contains forward-looking statements regarding our future business expectations, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including statements regarding future results of the operations and financial position of 2U, Inc., including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. 2U has based these forward-looking statements largely on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short term and long-term business operations and objectives, and financial needs as of the date of this report. We undertake no obligation to update these statements as a result of new information or future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from the results predicted, including, our failure to attract new colleges and universities as clients; our failure to acquire qualified students for our clients’ programs; failure of clients’ students to remain enrolled in their programs; loss, or material underperformance, of any one client; our ability to compete against current and future competitors; disruption to, or failure of, our Platform; and data privacy or security breaches. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the Securities and Exchange Commission. In addition, there are significant risks and uncertainties relating to 2U’s acquisition and ownership of GetSmarter, including risks and uncertainties relating to the integration of GetSmarter’s operations and the realization of anticipated benefits from the acquisition. Moreover, 2U operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for 2U management to predict all risks, nor can 2U assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements 2U may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated.

2U, Inc.

Reconciliation of Non-GAAP Measures

(unaudited)

The following table presents (i) a reconciliation of net loss guidance to adjusted net loss guidance and adjusted EBITDA (loss) guidance and (ii) a reconciliation of net loss per share guidance to adjusted net loss per share guidance, each at the midpoint of the ranges provided by the Company, for each of the periods indicated:

	Three Months Ended September 30, 2017		Year Ended December 31, 2017
	$	$/Share	$	$/Share
	(in thousands, except per share amounts)
Net loss	$(16,050)	$(0.33)	$(31,550)	$(0.66)
Foreign currency (gain) loss	—	*	1,050	0.02
Amortization of acquired intangible assets	1,700	0.03	3,400	0.07
Stock-based compensation expense	6,350	0.13	21,850	0.46
Adjusted net loss	(8,000)	(0.17)	(5,250)	(0.11)
Net interest (income) expense	—	*	(200)	*
Depreciation and amortization expense	4,100	*	16,200	*
Adjusted EBITDA (loss)	$(3,900)	$ *	$10,750	$ *
Projected weighted-average shares of common stock outstanding, basic and diluted		48,000		47,800

*              Not provided.

In accordance with General Instruction B.2. of Form 8-K, the information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing. This report will not be deemed an admission to the materiality of any information contained herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

	By:	/s/ Christopher J. Paucek
	Name:	Christopher J. Paucek
	Title:	Chief Executive Officer

Date: August 9, 2017